UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 10, 2013
Date of Report (date of earliest event reported)

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 10, 2013, American Realty Capital Properties, Inc. (“ARCP”) issued a press release acknowledging CapLease, Inc. (“CapLease”) stockholder approval of ARCP’s pending merger with CapLease.

A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP’s and CapLease’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when ARCP will become self-managed and the terms of any arrangements related thereto, whether and when the transactions contemplated by the CapLease merger agreement will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to satisfy certain conditions to completion of the CapLease merger; (3) risks related to disruption of management’s attention from the ongoing business operations due to the proposed CapLease merger; (4) the effect of the announcement of the proposed merger on CapLease’s or ARCP’s relationships with its customers, tenants, lenders, operating results and businesses generally; (5) the outcome of any legal proceedings relating to the merger or the merger agreement; and (6) risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in ARCP’s and CapLease’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov. ARCP and CapLease disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release dated September 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Date: September 10, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and Chairman of the Board of Directors